                                    AGREEMENT
                                    ---------

THIS  AGREEMENT  dated  for  reference  the  24th  day  of  September,  2002.


AMONG:

                FARLINE  VENTURE CORPORATION, a body corporate
                ----------------------------
                with offices at Suite 2100 - 1066
                West Hastings Street, Vancouver, British Columbia

                (hereinafter  the  "Vendor")

                                                          OF  THE  FIRST  PART

AND:

               WILLIAM  INY, of 5709 Hudson Street
               ------------
               Vancouver,  BC  V6M  2Z2

               (hereinafter  the  "Vendor's  Principal")
                                                          OF  THE  SECOND  PART


AND:

               CHARLES SEVEN, RON ROBERTSON, KEITH ROMINE,
               -------------  -------------  -------------
               THOMAS BLAKE,  PIRJO JARVIS, and
               -------------  -------------
               FLAX-FLEX FABRICATORS, LTD., of
               ---------------------------
               20516 Claremont Avenue
               Riverside, CA   92507

               (hereinafter  the  "Purchasers")
                                                          OF  THE  THIRD  PART



WHEREAS the Vendor is the holder of 5,721,435 common shares (the "Vendor's Share Position") of Thinka Weight Loss Corporation (the "Company").

AND WHEREAS the Purchasers are directors, officers, key employees, consultants or shareholders of Transworld Benefits, Inc. ("Transworld").

AND WHEREAS the Purchasers wish to acquire 5,300,000 shares of the Vendor's Share Position.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the foregoing and of the mutual covenants and conditions hereinafter contained, the parties hereto have agreed and do hereby agree as follows:

1. For the consideration set out in paragraph (2) hereof the Vendor agrees to sell and the Purchasers agree to purchase, a total of 5,300,000 shares (the "Purchaser Shares") being a portion of the Vendor's Share Position.

2. The aggregate purchase price payable at closing will be $150,000 US (the "Purchase Price") being approximately $0.0283 per share.

3. The Purchaser's Shares will be transferred at closing to the Purchasers as follows:


Purchaser                    No. of Shares       Portion of Purchase Price
--------------------------------------------------------------------------

Flax-Flex Fabricators, Ltd.      3,383,000             $  109,899
Charles Seven                    1,000,000                 28,300
Ron Robertson                      167,000                  4,726
Thomas Blake                       100,000                  2,830
Pirjo Jarvis                       100,000                  2,830
Keith Romine                        50,000                  1,415
                                 ---------             ------------
                                 5,300,000             $  150,000


4.     Each  Purchaser  represents  to  the  Vendor  as  follows:

     a. The Purchaser is acquiring the Shares for his own account for investment purposes, with no present intention of dividing interest with others or reselling or otherwise disposing of any or all of the Purchaser Shares;

     b. The Purchaser does not intend any sale of the Purchaser Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance;

     c. The Purchaser has no present or contemplated agreement providing for the sale or other disposition of the Purchaser Shares;

     d. The Purchaser is not aware of any circumstance presently in existence which is likely in the future to prompt a sale or other disposition of the Purchaser Shares; and

     e. The Purchaser possesses the financial and business experience to make an informed decision to acquire the Shares and has had access to all information relating to the Company and its business operations which would be necessary to make an informed decision to purchase the Purchaser Shares.

     f. The Purchaser acknowledges and agrees that the Shares are restricted shares, as contemplated under the United States Securities Act of 1933
                                                          ----------------------
          (the  "1933  Act")  which  have  been issued to the Vendor pursuant to
          Section 4(2) of the 1933 Act without registration and that all share certificates representing the Shares will be endorsed with the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION."


5.          The  Vendor  and  the  Vendor's  Principal  represent  as  follows:

     a. The Vendor's Share Position is owned by the Vendor as the beneficial owner thereof with a good and marketable title thereto free and clear of all mortgages, liens, charges, security interests, adverse claims, charges, encumbrances, and demands whatsoever.

     b. No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendor of any of the Vendor's Share Position.

     c. The Vendor and the Vendor's Principal have no claims against the Company and the Company is not indebted to the Vendor or the Vendor's Principal.

6. The Vendor agrees that with respect to the balance of the Vendor's Share Position, the Vendor will not sell any shares except in accordance with Rule 144 promulgated under the 1933 Act and in any event, will not sell more than 60,000 shares in any 30 day period.

7. To the extent that the Vendor complies with the volume restrictions of paragraph 6 hereof, the Purchasers agree to fully cooperate with the Vendor with respect to the Vendor's disposition of the balance of the Vendor's Share Position and to use their best efforts to assist the Vendor with respect to the removal of any legend with respect to the sale of the balance of the Vendor's Share Position.

8. Closing shall take place at the offices of Cane O'Neill Taylor LLC in Las Vegas, Nevada, on the 90th day following the date of this Agreement or at such earlier date as the Purchasers may on three days' notice, specify.

9. It shall be a condition of closing of this Agreement that concurrent or prior to closing, the Company shall have acquired all the issued and outstanding shares of Transworld in exchange for the issuance of 4,500,000 common shares of the Company.

10. At Closing, the Vendor shall deliver to the Purchasers certificates representing the Shares, duly endorsed in blank for transfer with the Vendor's signature properly guaranteed or with a duly executed and guaranteed stock power of attorney and directors resolution.

11. At Closing, the Purchasers shall deliver to the Vendor attorney's trust checks for the Purchase Price.

12. This agreement and the application or interpretation of it shall be governed exclusively by the laws of the State of Nevada and each party irrevocably attorns to the jurisdiction of the courts of Nevada.

13.         Time  shall  be  of  the  essence  of  this  agreement.

14. Each provision of this agreement shall be severable. If any provision of it is illegal or invalid, the illegality or invalidity shall not affect the validity of the remainder of this agreement.

15. This agreement is to be read with all changes in gender or number as required by the context.

16. The parties hereto agree to execute and deliver such further and other documents and perform and cause to be performed such further and other acts and things as may be necessary or desirable in order to give full effect to this agreement and every part thereof.

17. Any notice to be given under this Agreement shall be duly and properly given if made in writing and by delivering or telecopying the same to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the fifth business day after it was telecopied. Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

18. This agreement constitutes the entire agreement between the Parties and supersedes all prior and contemporaneous agreements, understandings and discussions, whether oral or written, and there are no warranties or representations between the parties except as expressly provided in this agreement.

19. This agreement shall enure to the benefit of and be binding on the parties, their respective heirs, executors, administrators and assigns.

20. This agreement may be executed in counterparts which together shall form one and the same instrument.

     IN WITNESS WHEREOF this agreement has been executed by the parties as of the day and year first above written.

FARLINE VENTURE CORPORATION
by its authorized signatory:


___/S/____________________________
Signature of Authorized Signatory


__________________________________
Name and Title of Authorized Signatory


SIGNED, SEALED AND DELIVERED
BY WILLIAM INY in the presence of:



_____________________________          __/S/WILLIAM INY_________
Name of Witness                        WILLIAM INY


_____________________________
Address of Witness


_____/S/_____________________

SIGNED, SEALED AND DELIVERED
BY CHARLES SEVEN in the presence of:



_____________________________          __/S/CHARLES SEVEN_______
Name of Witness                        CHARLES SEVEN


_____________________________
Address of Witness


______/S/____________________


SIGNED, SEALED AND DELIVERED
BY RON ROBERTSON in the presence of:


_____________________________          __/S/RON ROBERTSON_______
Name of Witness                        RON ROBERTSON


_____________________________
Address of Witness


____/S/______________________


SIGNED, SEALED AND DELIVERED
BY KEITH ROMINE in the presence of:



_____________________________          __/S/KEITH ROMINE________
Name of Witness                        KEITH ROMINE


_____________________________
Address of Witness


____/S/______________________

SIGNED, SEALED AND DELIVERED
BY THOMAS BLAKE in the presence of:



_____________________________          __/S/THOMAS BLAKE________
Name of Witness                        THOMAS BLAKE


_____________________________
Address of Witness


SIGNED, SEALED AND DELIVERED
BY PIRJO JARVIS in the presence of:



_____________________________          __/S/PIRJO JARVIS________
Name of Witness                        PIRJO JARVIS


_____________________________
Address of Witness

______/S/____________________


_____________________________


FLAX-FLEX FABRICATORS, LTD.
by its authorized signatory:


_____/S/__________________________
Signature of Authorized Signatory


__________________________________
Name and Title of Authorized Signatory